U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report - May 9, 2003
(Date of earliest event reported)

FIDELITY D&D BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

Blakely and Drinker Streets, Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

(570) 342-8281
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.		Financial Statement, Pro Forma Financial Information And Exhibits.
	(c)	Exhibits.

Exhibit Number
99.1 Press Release, dated May 9, 2003, issued by Fidelity D&D Bancorp, Inc.
Item 12.	Results of Operations and Financial Condition.

        On May 9, 2003, Fidelity D&D Bancorp, Inc. announced it results of operations for the quarter ended March 31, 2003. A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY D&D BANCORP, INC.
(Registrant)
Dated: May 9, 2003	/s/Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr.
Treasurer and Chief Financial Officer

EXHIBIT INDEX
		PAGE NO. IN
		MANUALLY
		SIGNED
EXHIBIT NO.		ORIGINAL
99.1	Press Release, dated May 9, 2003.	5